Morgan Stanley California Insured Municipal Income Trust
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Security Date of    Price    Shares   %of    Total         Purcha   Broker
         Purchase   Of       Purchas  Asset  Issued        sed
                    Shares   ed       s                    By
                                                           Fund

San      08/22/02   Various  2,000,0  0.81%  $274,995,346   0.73%    Banc
Diego                          00     	                             of
Unified                                                             Americ
School                                                                a,
Dist.                                                               Salomo
Ser 2002                                                               n
D (FGIC)                                                             Smith
                                                                    Barney
                                                                       ,
                                                                     Stone
                                                                       &
                                                                    Youngb
                                                                     erg,
                                                                     A.G.
                                                                    Edward
                                                                      s,
                                                                    Merril
                                                                       l
                                                                    Lynch,
                                                                    Ramire
                                                                    z, The
                                                                    Chapma
                                                                       n
                                                                    Compan
                                                                       y